Skilled Healthcare Group, Inc + Genesis HealthCare LLC Creating a Leading National Provider of Post-Acute Services August 2014

Safe Harbor Statement Certain statements in this presentation regarding the proposed transaction, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the results and impact of the announcement of the transaction; the timing for satisfying the conditions to the completion of the transaction, including the receipt of the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase and Contribution Agreement; and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. 1

Presenters George Hager CEO, Genesis HealthCare Over 25 Years of Health Care Experience 22 Years with Genesis Tom DiVittorio CFO, Genesis HealthCare 18 Years with Genesis Chris Felfe CFO, Skilled Healthcare Over 20 Years of Experience 8 Years with Skilled Bob Fish CEO, Skilled Healthcare Over 30 Years of Experience 2

Driving Economies of Scale and Positioning for Growth  Combination of Skilled Healthcare Group, Inc (“Skilled”) and Genesis HealthCare LLC (“Genesis”) creates a combined company of two leading providers of post-acute services (the “Combined Company”)  Two industry leaders with a similar focus on quality care  Complementary payor and clinical strategies to develop high acuity capabilities that drive skilled mix  The Combined Company will operate 449 SNFs and 55 ALFs  Economies of scale increase efficiency and reduce costs through leveraging existing Genesis infrastructure  $25 million of identified cost savings and revenue opportunities, with additional upside potential Market Leading Platform Positioned for Growth  Emphasis on high acuity care and inpatient rehab services positions the company for growth in the changing health care environment  Positioned to capitalize on evolving payor dynamics, such as post-acute bundling, and the emphasis on outcome-based reimbursement, such as reduced readmissions and quality clinical outcomes  Unique payor contracting strategies, acute care partnerships and inpatient rehab model can be leveraged across the combined platform  Rehab business is the second largest inpatient rehab provider and provides growth opportunities by expanding clinical capabilities into new markets  Combination accelerates the Skilled turnaround and reduces execution risk  Returns industry leading management team to the public markets, with experience integrating sizable business combinations  Genesis acquired Sun Healthcare in December 2012 with revenue of ~$2 billion 3

Transaction Summary  Skilled and Genesis to combine in stock-for-stock transaction  Each Skilled share shall remain outstanding  Onex high-vote stock will have only one vote per share  Up-C structure with Skilled becoming new managing members of Genesis, with existing Genesis Partners retaining their interests in Genesis (“OP Units”)  Each OP unit will be economically fungible with, and exchangeable for, one share of Skilled stock  Following the combination, the Combined Company will remain a public company  Existing Skilled shareholders will own 25.75% and Genesis shareholders will own 74.25% of the pro forma company  Approximate pro forma ownership structure:  Skilled public investors (16%)  Onex (10%)  Formation Capital Principals (28%)  Management (9%)  Other Genesis shareholders (34%)  Health Care REIT (3%)  The Combined Company will operate under the Genesis HealthCare name  George Hager, CEO  Tom DiVittorio, CFO  Board composition:  CEO, George Hager  10 additional members to be comprised of current Skilled, Genesis and independent directors  Regulatory approvals and customary closing conditions  Expected closing in early 2015 Governance Structure and Considerations Path to Completion 4

Combining Two Industry Leaders  Headquartered in Kennett Square, PA  Over 80,000 employees / caregivers  Financial Summary:  Inpatient Services  409 skilled nursing, assisted living and behavioral health facilities in 28 states  Nearly 50,000 licensed beds  Largest provider of skilled nursing following December 2012 acquisition of Sun Healthcare  Rehab Services  Rehabilitation therapy service business provides speech, physical and occupational therapy in skilled nursing and assisted living facilities  Nearly 1,400 contracts in affiliated and third-party facilities across 45 states and DC  Respiratory Services  Pulmonary services in nearly 450 sites across 31 states  Staffing Services  Through CareerStaff unit, provides staffing services for speech, physical and occupational therapy as well as nursing, speciality nursing, pharmacist and locum tenens  Headquartered in Foothill Ranch, CA  ~15,000 employees / caregivers  Financial Summary:  Inpatient Services  95 skilled nursing and assisted living facilities in eight states  Over 10,000 licensed beds  Collectively owns over 76% of the real estate underlying the company’s facilities  Rehab Services  Provides rehabilitation therapy services in 177 owned and third- party facilities in eight states  In addition, manages the rehabilitation therapy services for 10 Skilled healthcare facilities in New Mexico (ninth state)  Hospice and Home Health Services  Provides hospice in six states and home health services in five states 2013 LTM 6/30 6m 2014 Revenue $842 $831 $414 Adj. EBITDAR 91 90 46 Adj. EBITDA 72 71 36 2013 LTM 6/30 6m 2014 Revenue $4,655 $4,695 $2,359 Adj. EBITDAR 583 595 310 Adj. EBITDA 149 153 86 5

Leading and Comprehensive Post-Acute Platform  Expands the largest provider of post acute care inpatient services  Scale creates cost saving opportunities across combined platform  Accelerates revenue, earnings, and free cash flow growth  Expands Rehab growth opportunity by introducing Genesis into new Skilled markets  Complementary operating strategies  Pioneers in the development of high acuity capabilities  Focus on rehab intensive services  Strategically positioned with payors and referral sources  Strong management team with a demonstrated track record of integrating sizable acquisitions  Genesis acquired and integrated 199 facilities in Sun Healthcare acquisition in 2012  Targeted $50 million of synergies and realized $60 million+ Strategically Attractive Partnership Financially Compelling Transaction  Long term growth opportunity across each of the Skilled and Genesis platforms  Strategic and internal focused growth  Meaningful synergy opportunity  Attractive growth opportunity exists in inpatient rehab services  Genesis IT and operating model can improve efficiency and margins for owned and third-party locations  Significant value in the Combined Company’s asset base  Combined Company will own the real estate associated with 58 SNFs and 22 ALFs  Sizeable home health / hospice platform and nurse / therapist staffing provider  Attractive and visible rate environment for skilled nursing providers  Medicare’s 2.0% average increase for FY15 is the most attractive in recent years  Improved state budgets result in recent favorable Medicaid environment 6

States (Inpatient Only) 28 8 34 Facilities Total Facilities: 409 Total Facilities: 95 Total Facilities: 504 6 Mo. ’14 Revenue $2,359 $414 $2,773 6 Mo. ’14 Adj. EBITDAR / Margin $310 / 13.1% $46 / 11.1% $368 / 13.3%(1) 6 Mo. ’14 Adj. EBITDA / Margin $86 / 3.7% $36 / 8.7% $135 / 4.9%(1) Revenue Mix Payor Mix 6 Mo. EBITDAR / Rent 1.4x 4.7x 1.6x(1) Combining Complementary Businesses ___________________________ Source: Company information. Revenue, EBITDA and EBITDAR are in $ millions. 1. Includes $12.5 million of assumed synergies (half of estimated full year synergies of $25 million). Pro Forma Combined Business Highlights  Positioned as a provider of choice to drive low cost, high quality care  Diversifies Skilled’s geographic platform from Texas and the Midwest, and strengthens presence in California  Strengthens and expands both companies’ rehabilitation businesses  Combined platform creates synergies and enhances cash flow Inpatient 78% Rehab 11% Home Health / Hospice 11% Medicare 31% Private and Other 38% Medicaid 32% Rehab 13% Inpatient 84% Other 3% Private and Other 32% Medicaid 41% Medicare 27% Private and Other 33% Medicaid 40% Medicare 28% Inpatient 83% Other 3% Rehab 11% Home Health / Hospice 2% Leased 93% Other 6% Owned 1% Owned 76% Leased 24% Owned 15% Other 5% Leased 80% 7

Broad Combined Geographic Scale Pro Forma Inpatient Services Footprint Skilled Healthcare Facilities Genesis HealthCare Facilities Commentary  Over 500 SNF and ALF facilities across 34 states  Top 5 states by licensed beds:  PA: 10.7%  NJ: 9.0%  MD: 7.8%  MA: 7.4%  CA: 7.1%  The Combined Company will have broad geographic scope and relevant scale  Leading ancillary services platform  Second largest contract therapy provider (45 states and DC) ___________________________ Source: Company information. 8

Genesis – Track Record of Creating Value 10/31/03 10/1/04 9/7/05 8/11/06 7/16/07 $0 $10 $20 $30 $40 $50 $60 $70 $80 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 December 2003: Genesis formed as a publicly held c-corp in tax free spin-off of NeighborCare; George Hager named CEO; opening stock price of $21.95 July 2007: Genesis acquired in a going-private transaction by Formation Capital sponsored investors and JER Partners for $69.25 per share ($1.9 billion) December 2012: Acquired publicly held Sun Healthcare for ~$275 million, becoming the largest provider of skilled nursing in the US April 2011: Genesis sold its owned real estate in $2.4 billion sale leaseback transaction with Health Care REIT; Formation investors and management acquire JER’s interest in Genesis 2005 – 2012: Genesis invests nearly $600 million of capital to develop clinical specialty units, upgrade / modernize physical plant and invest in technology platform ($ per share) ___________________________ Source: Company information, FactSet. Genesis Public Trading History Genesis has a strong track record of creating value for its shareholders and investors Summary  Genesis focuses on efficiently managing the post-acute and long-term needs of a large and complex patient population  Range of specialty units tailored to needs of specific populations  376 SNFs and 33 ALFs across 28 states  Demonstrated organic and acquisition growth strategy 9

Growth Strategy Existing, Proven Core Strategies New Approaches to Growth – Expand and Accelerate  Pursue development activities to offer specialized short- term post-acute care services and long-term care services  Build specialized new facilities to increase market density and accelerate growth in skilled mix  Optimize facility portfolio to improve cash flows  Position the Company for success in a post-healthcare reform environment  Commitment to quality care  Focus on high acuity patients  Grow the rehabilitation therapy segment  Improve operating efficiency  Grow through selective acquisitions and successful integration 10

Existing, Proven Core Strategies  Commitment to quality care  Focused on qualitative and quantitative clinical performance measures to enhance and improve care in an outcomes based healthcare environment  Employment of over 200 full time and 160 part time attending physicians, nurse practitioners and physician assistants differentiates Genesis’ care model  Focus on high acuity patients  Differentiate facilities through clinical specialization, developing clinical skills of employees and developing relationships with acute care hospitals and managed care payors to capture higher acuity patients  Grow the rehabilitation therapy segment  Organic growth opportunities through expansion of clinical therapy services to existing customers and continued improvement in therapist productivity through technology and improved workflow  Market share growth opportunities by further enhancing reputation in the industry and by demonstrating the value proposition to customers and their patients  Improve operating efficiency  Invest in information systems, develop tools to manage operating costs and reengineer key business processes to improve operating efficiency and to control costs, while maintaining quality patient care  Grow through selective acquisitions and successful integration  Pursue strategic acquisitions in selected target regions with strong demographic trends; acquisition strategy includes partnering with REITs  Existing infrastructure, geographic footprint and demonstrated track record of integrating sizable acquisitions often yield greater synergies than other buyers 11

New Approaches to Growth – Expand and Accelerate  Pursue development activities, including remodeling existing locations to offer specialized short-term post-acute care services and long-term care services  Transform selected facilities to focus either on short-term acute care or long-term care  Accelerate growth in higher margin, higher skilled services, while increasing the occupancy and overall profitability of long-term care facilities  Build new facilities specializing in short-term acute care to increase market density and accelerate growth in skilled mix  Build upon existing relationships with acute care hospitals and managed care payors in areas of sufficient population density to provide demand  Build new state of the art facilities specializing in short term care and offering amenities and clinical services tailored to the needs of the population  Clustering of facilities to enable sharing of services, implementation of effective sales and marketing strategies to realize the benefits of a well-known reputation for superior patient outcomes  Optimize facility portfolio to improve cash flows  Pursue the sale, closure or reconfiguration of facilities or businesses that are unprofitable, located in unattractive or saturated markets, physically obsolete or not core to the business strategy  Position the Company for success in a post-healthcare reform environment  As healthcare reform continues to be implemented, healthcare providers who provide quality diversified care, have density and strong reputations, have good relationships with acute care hospitals and operate with scale will have a competitive advantage in an episodic payment environment  Previously described strategies strengthen the Company's ability to become a more valuable partner to acute care hospitals and managed care organizations that are seeking to increase care coordination, reduce lengths of stay, more effectively manage healthcare costs and develop new care delivery and payment models 12

Genesis HealthCare LLC

Genesis Overview  Industry leading skilled mix and stable occupancy  409 skilled nursing and assisted living facilities across 28 states  Facilities are largely in urban and suburban areas with stronger demographic and payor trends  Nearly 50,000 beds  ~50% of beds are concentrated in the states of Maryland, Massachusetts, New Jersey, Pennsylvania and West Virginia Inpatient Rehab 23.7% 23.3% 23.6% 25.2% 24.6% 23.6% 23.4% 24.7% 24.8% 18.4% 17.6% 17.4% 19.7% 19.0% 17.8% 17.5% 18.6% 18.3% 22.4% 21.7% 21.1% 23.1% 21.9% 21.1% 21.3% 22.4% 22.0% 22.9% 22.2% 21.9% 23.3% 22.5% 21.4% 21.1% 22.0% 21.8% 15.0% 20.0% 25.0% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Genesis Sun Skilled Kindred Skilled Census Mix vs. Competitor  Second largest contract therapy provider in US  Diverse payor and well-balanced contract and business mix  Successfully managed through regulatory and reimbursement changes  > 50% external contract growth in two years  Optimal staffing tool rolled out in May / June 2013, most staff adjustments completed by beginning of Q4 -2013, resulting in improved margins into 2014.  Hit two year low for utilization of agency therapists and maintaining 362 395 300 1,875 978 700 471 0 500 1,000 1,500 2,000 2,500 Affiliated Third Party Contract Mix Therapist Efficiency 61% 63% 65% 67% 69% 71% 2011 2012 2013 YTD 2Q13 YTD 2Q14 13

Enhancing Skilled Mix through Focus on High Acuity Patients Specialty Description Units Predominantly for Short-Stay Post-Term Acute-Care Patients 1. Transitional Care Units A rapid recovery option for patients requiring post-acute rehabilitation and medical services due to illness, surgery or injury. Offers enhanced clinical services in a designated unit with higher clinical staffing 97 2. Progression Unit A short-stay option for patients requiring orthopedic rehabilitation after hospital discharge but before going home 4 3. PowerBack Rehabilitation Developed in response to market demand for shorter post-hospital patient recovery periods and fewer post-discharge set-backs, PowerBack provides state-of-the-art facilities and aggressive, highly personalized care plans designed to get patients home sooner 9 Predominantly for Long-Term Care Patients 4. Ventilator Care Designed for patients who need short-term or continuous ventilator care or rehabilitation 8 5. Dialysis On-site services for patients requiring short or long-term treatment for end-stage renal disease along with skilled care 11 6. Homestead (Alzheimer’s) A safe, secure, home-like environment with consistent staff to promote relationships and a stable family atmosphere 52 Clinical Investment Strategy Specialty Care Units Details  Since 2005, Genesis has made significant capital investments to modernize its physical plant, expand rehabilitation gym capacity, improve its clinical capabilities and develop clinical specialty units at legacy Genesis facilities  Since 2007, number of clinical specialty units in Genesis’ facilities has grown from 58 to 181 units  Offers sub-specialties including post-acute cardiac or pulmonary management  Differentiates Genesis in local areas where competitors do not offer these programs 14

Genesis’ Unique Bifurcation Strategy  20% of Patients (15% Medicare / 5% Insurance / Managed Care)  36% of Revenue / 50% of Profits  Average length of stay – 28 days (31 Medicare / 19 Insurance / Managed Care)  20% are younger than 65 years old  69% will return home  High intensity rehabilitation / restorative care  Sub-acute clinical specializations  Transitional care  Progression units  Ventilator care  80% of Patients (63% Medicaid / 17% Private / Other)  64% of Revenue / 50% of Profits  Average length of stay – 18 months  Average age 85 years old  Long-term care clinical focus  Dementia care  Dialysis  Palliative / Hospice Short-Stay / Post-Acute Long-Term Care 97 – Transitional Care Units 9 – PowerBack Units 4 – Progression Units 52 – Alzheimer Units 11 – Dialysis Units 8 – Ventilator Units Two Distinct Businesses Under One Roof 15

29 11 2 Hawaii 6 55 197 2 16 6 8 2 36 48 124 6 4 2 11 9 26 68 84 70 14 22 22 22 46 29 97 15 7 22 4 8 1 12 1 5 10 9 37 1 70 61 51 Expansive Rehabilitation and Respiratory Services GRS and RHS GRS Only RHS Only  Genesis provides services to inpatient facilities and freestanding locations through two businesses  Rehabilitation Services (GRS)  Provides outsourced physical, speech and occupational therapy  Nearly 1,400 contracts in 45 states and DC  95% customer retention  One- to two-year contracts with auto-renewals  Respiratory Health Services (RHS)  Provides respiratory therapy services to patients with pulmonary diagnoses and related conditions and outsourced clinical respiratory care, equipment, supplies and education  Over 450 locations in 31 states and DC Segment Overview Expansive Service Contract Footprint ___________________________ Note: Facility counts by state are for GRS Only. 103 1 3 11 7 11 10 3 38 Skilled Healthcare Rehab Contracts 16

Genesis Physician Services (“GPS”)  GPS is a group practice specializing in the care of sub- acute, skilled nursing and long-term care patients  Utilizes a team of dedicated Medical Directors and full- and part-time attending physicians, nurse practitioners and physician assistants  75 full time / 82 part time physicians  136 full time / 58 part time nurse practitioners  Serve as clinical care partners for the entire Genesis care team at SNF and ALF facilities  Implement new clinical protocols  Decrease hospital readmissions  Provide medical direction on clinical trends / outcomes  Onsite care for patients on a daily basis  75% of new facility admissions are seen by GPS providers (where a GPS presence exists)  500,000 patient visits annually  Expand in new and existing regions from current 165 facilities in 17 states  Utilize telemedicine for selected specialties and after- hours support  Expand clinical expertise into other areas, including palliative care Leading the Direction of Post Acute Care GPS Initiatives Full Time Provider Growth 40 52 74 102 119 136 13 24 42 55 70 75 53 76 116 157 189 211 0 50 100 150 200 250 Sept. 2009 Sept. 2010 Sept. 2011 Oct. 2012 Oct. 2013 Jun. 2014 Nurse Practitioners Physicians 17

Unique Managed Care Strategies Readmission Incentive Program Accountable Care Initiatives Managed Care Strategy  Build upon strong relationships with most of the national and regional managed care plans  Coordinate an aligned approach to care delivery that reduces readmissions, improves quality outcomes and creates efficiency in the healthcare delivery system  Capture additional patient referrals resulting from expanded coverage through healthcare reform  Increase in covered lives has potential to drive volumes to post-acute settings  First post-acute care provider to enter into readmission incentive agreements with various managed care plans  Medicare Advantage / Commercial Members  Tiered sharing of readmission cost savings  Clinical / administrative requirements in addition to readmission savings  Institutional (Dual Eligible) Residents  On-site nurse practitioners to enhance care  Incentives to reduce readmissions and provide care in sub acute setting versus acute care setting  Positioning for inclusion in applicable ACO networks nationwide as well as bundled / episodic payment programs  Patient volume increases projected as post-acute networks narrow  Develop key expertise around hospital readmission reduction  Develop length of stay strategies and quality initiatives to meet the needs of ACO partners  Develop strategies to ensure an enhanced level of care post SNF discharge  Develop care management organizational structure to support programs  Re-allocate existing resources to help manage post acute care continuum upon discharge  Develop infrastructure, analytics and reporting capabilities to effectively manage associated risk 18

Partnering Strategy With Providers Genesis has partnered with hospitals and other post-acute providers to enhance the coordination of patient care during and after a post-acute rehabilitation stay Key Partners Key Strategies  Develop skilled nursing facilities in partnership with acute care providers with focus on improving clinical outcomes  Partner with acute care providers to develop unique care strategies to deliver programs for patients suffering from diseases such as COPD and CHF and reduce re-hospitalization / re-admission rates  Strategic partnerships to develop additional PowerBack Rehabilitation centers  Unique software solutions that help identify a patient’s unique care requirements and matches the patient with, and supports the transition to, the appropriate post-acute care setting  Partner with provider of dialysis services to offer in- house dialysis services in select Genesis facilities 19

Acquisition and Development Strategy  In December 2012, Genesis acquired Sun Healthcare, comprising 199 facilities  Strengthened existing presence on east coast and added a west coast presence  Significantly expanded contract rehab services  Marketed $50 million of synergies, and subsequently realized $60+ million of cost and revenue synergies  Monetized Sun’s hospice business at closing; continue to own and operate Sun’s staffing business  Selectively divested non-core or underperforming facilities and exited certain rehab contracts since the transaction Transformative Transaction Experience Tuck-In Acquisition and Development Strategy  Selectively pursue high ROI facility acquisitions and development Facilities Type State 1 SNF CO 2 SNF NJ 1 SNF DE Recent 2014 Acquisitions Development Project Beds Type Facility State Opening Date 124 SNF PowerBack NJ January 2013 120 SNF Replacement MA February 2013 120 SNF Replacement MD September 2014 124 SNF PowerBack NJ September 2014 100 SNF PowerBack CO January 2015 130 SNF Replacement MD March 2015 124 SNF PowerBack NJ May 2015 130 SNF Replacement MD June 2015 20

Financial Summary

Status Quo Summary Financials ___________________________ 1. Amounts have been adjusted for discontinued ops., losses related to restructuring costs, exit costs for divested facilities, non-routine legal expenses and start-up losses for the new University of Kansas SNF facility. 2. 2012 pro forma for Sun Healthcare acquisition. Amounts have been adjusted for discontinued ops., non-routine charges primarily development, restructuring and transaction-related costs. Excludes VIEs. Reflects Non- GAAP financials. See reconciliation from GAAP to Non-GAAP financials. Skilled Revenue (1) $858 $842 $425 $414 $0 $400 $800 $1,200 2012 2013 6 Months 2013 6 Months 2014 ($ in millions) Skilled Adj. EBITDA and Adj. EBITDAR (1) $101 $72 $37 $36 $119 $91 $47 $46 $0 $50 $100 $150 2012 2013 6 Months 2013 6 Months 2014 ($ in millions) Adj. EBITDA Adj. EBITDAR Genesis Revenue (2) $4,652 $4,655 $2,319 $2,359 $0 $2,000 $4,000 $6,000 2012 2013 6 Months 2013 6 Months 2014 ($ in millions) Genesis Adj. EBITDA and Adj. EBITDAR (2) $145 $149 $82 $86 $552 $583 $298 $310 $0 $300 $600 $900 2012 2013 6 Months 2013 6 Months 2014 ($ in millions) Adj. EBITDA Adj. EBITDAR 21

Pro Forma YTD Summary Financials ___________________________ Note: Figures represent 6 months YTD as of 6/30/2014. (1) Amounts have been adjusted for discontinued ops., losses related to restructuring costs, exit costs for divested facilities, non-routine legal expenses and start-up losses for the new University of Kansas SNF facility. (2) Amounts have been adjusted for discontinued ops., non-routine charges primarily development, restructuring and transaction-related costs. Excludes VIEs. Reflects Non-GAAP financials. See reconciliation from GAAP to Non-GAAP financials. (3) Analysis includes $12.5 million of assumed synergies based on estimated $25.0 million run-rate annualized synergies. (4) Excludes 5 assets owned but not operated by the Combined Company. YTD Re v e n u e YTD A dj. EBITD A R YTD A dj. EBITD A $46 $310 $13 $368 $0 $150 $300 $450 Skilled Genesis Synergies Pro Forma ($ in millions) $36 $86 $13 $135 $0 $50 $100 $150 Skilled Genesis Synergies Pro Forma ($ in millions) $414 $2,359 $2,773 $0 $1,000 $2,000 $3,000 Skilled Genesis Synergies Pro Forma ($ in millions) (1) (1) (1) (3) (3) (2) (2) (2)  Platform combination meaningfully enhances the scale of operations  Improves efficiency, offering significant cost savings opportunity  Provides additional growth opportunities in new regions  Range of structures for the Combined Company’s facility ownership  Own 75 facilities (15% of total facilities)(4)  Diversified platform of real estate partners  Health Care REIT (33% of total facilities)  Sabra Health Care REIT (15% of total facilities)  Omega Healthcare Investors and Ventas, Inc. (together 14% of total facilities) 22

Significant Synergy Opportunity Skilled and Genesis estimate the Combined Company can achieve $25 million of synergies with the potential for upside Category $ % of Total Vendor Repricing and Contract Consolidation $10 40% Duplicative Positions, Functions and Costs 6 24% Information System Integration 4 16% Rehab Business Development Opportunities 3 12% Best of Breed Managed Care Contracting 2 8% Total Estimated Synergies $25 100% ($ in millions) 23

Pro Forma Capital Structure Combined Company Capitalization ($ in millions)  Refinance existing Skilled debt, other than Skilled HUD debt, with a new real estate backed term loan and ABL  $360 million Sonoma Real Estate Term Loan, five year tenor  $75 million Sonoma ABL, five year tenor, cross collateralized with the real estate term loan  Keep Genesis existing debt in place  $232 million Term Loan  $475 million ABL, expanded from existing $425 million commitment (~$220 million funded) (8)  $14 million other recourse debt Capitalization (6/30/2014) Skilled Status Quo Genesis Status Quo Adjustments (1) Pro Forma Cash and Cash Equivalents $8 $38 - $46 Revolver 12 220 (12) 220 HUD Insured Loans 87 - - 87 Long Term Debt 312 246 (312) 246 New Term Loan - - 360 360 New ABL Revolver - - 59 59 Total Debt $410 $466 $96 $972 6/30/2014 LTM EBITDAR 90 595 25 710 6/30/2014 LTM BITDA 71 153 25 249 Debt / LTM EBITDA 5.8x 3.0x 3.9x Adjusted Debt (6.0x) / LTM EBITDAR 5.8x 5.2x 5.3x ___________________________ Note: Figures represent LTM as of 6/30/2014. (1) Assumes $95.7 million of pre-tax transactions fees. Expected tax benefit of $47.9 million. (2) Includes $243 million of Term Loan, $61 million of Mid Cap Debt, $5 million of Mid Cap Revolver and $2 million of other debt. (3) Includes $232 million of Term Loan (gross balance excluding OID), and $13.8 million of other debt. (4) Excludes $14 million of non-recourse debt (including $2 million of related premium). (5) Amounts have been adjusted for discontinued ops., losses related to restructuring costs, exit costs for divested facilities, non-routine legal expenses and start-up losses for the new University of Kansas SNF facility. (6) Amounts have been adjusted for discontinued ops., non-routine charges primarily development, restructuring and transaction-related costs. Excludes VIEs. Reflects Non-GAAP financials. See reconciliation from GAAP to Non-GAAP financials. (7) Includes $25 million of assumed synergies. (8) In addition to $220 million of funded borrowings, there are $100.7 million letters of credit issues against the ABL facility. (7) (7) (3) (2) (5) (5) (6) (6) (4) 24

Accounting Summary

Genesis Lease Accounting and Consolidation of Variable Interest Entities ___________________________ Source: Genesis management.  For GAAP purposes, Genesis’ third-party real estate leases are a mix of operating leases, capital leases and financing obligations. The presentation herein assumes all real estate leases are operating leases and lease expense is reflected on a cash basis, rather than a straight-line basis.  This presentation allows the reader to better match operating income (EBITDAR) to cash lease and interest obligations.  Under GAAP, the HCN master lease requires the Company to recognize the full purchase price of the real estate sale transaction as a “financing obligation”. On the asset side, the Company continues to carry forward the previously owned PP&E and amortize these assets over their remaining accounting lives.  The financial statements included herein exclude four variable interest entities that are required to be consolidated with the Company’s financial statements under GAAP.  These consolidated entities consist of jointly owned facilities. The assets and non-recourse debt of these partnerships as of June 30, 2014 are approximately $55 million and $40 million, respectively.  The financial results of these entities are excluded because the Company does not have any rights to the cash flows or assets of such partnerships beyond those of its equity method joint ventures. Creditors of these partnerships, including senior lenders, have no recourse against the Company’s general credit.  This presentation is consistent with senior Landlord and Lender covenants. 25

Genesis GAAP to Non-GAAP Accounting 3 Months Ended (Non-GAAP) 12 Mo. Ended Sep 30, 2013 Dec 31, 2013 Mar 31, 2014 Jun 30, 2014 Non-GAAP Jun 30, 2014 VIEs Consol. For GAAP Reporting GAAP Jun 30, 2014 Net revenues $1,161.0 $1,174.8 $1,172.6 $1,186.2 $4,694.5 $56.7 $4,751.2 Expenses Salaries, w ages and benefits 754.3 744.5 738.8 735.0 2,972.6 30.6 3,003.2 Other operating expenses 254.5 266.8 269.9 275.6 1,066.8 17.1 1,083.8 Provision for losses on accounts receivable and notes receivable 16.1 21.1 18.2 16.8 72.2 1.1 73.3 Lease expense 32.7 33.1 32.8 32.9 131.4 0.1 131.6 Depreciation and amortization expense 47.8 45.9 46.3 47.8 187.8 4.6 192.4 Accretion expense 0.1 0.1 0.1 0.1 0.3 (0.1) 0.1 Interest expense 107.0 108.6 108.4 109.5 433.5 1.7 435.2 Loss on early extinguishment of debt - - 0.5 0.2 0.7 0.3 1.0 Loss on asset impairment 10.0 - - - 10.0 - 10.0 Investment income (0.8) (2.4) (1.1) (0.6) (4.8) 0.2 (4.6) Other loss (gain) (0.0) - - (0.7) (0.7) 0.0 (0.7) Transaction costs and other non-recurring charges 1.1 2.6 2.2 1.3 7.2 0.0 7.2 Equity in net (income) loss of unconsolidated aff iliates 0.3 (0.5) (0.3) (0.4) (0.8) 1.4 0.5 Total Expenses $1,223.1 $1,219.7 $1,215.9 $1,217.4 $4,876.2 $56.9 $4,933.0 Income before income tax expense (62.2) (44.9) (43.3) (31.3) (181.7) (0.2) (181.8) Income tax expense (11.9) (1.3) (3.1) (0.1) (16.4) 0.0 (16.4) Income (loss) from continuing operations (50.3) (43.6) (40.2) (31.2) (165.3) (0.2) (165.4) Income from discontinued operations, net of taxes (3.3) (1.0) (3.6) (1.2) (9.0) 0.0 (9.0) Net income (loss) (53.6) (44.6) (43.8) (32.3) (174.3) (0.2) (174.4) Less net income attributable to noncontrolling interests (0.2) (0.0) (0.1) (0.2) (0.5) (0.7) (1.2) Net Income (loss) attributable to FC-GEN Investment Operations, LLC ($53.8) ($44.6) ($43.8) ($32.6) ($174.8) ($0.8) ($175.6) Adjustment from income (loss) before tax expense to EBITDAR: Lease expense 32.7 33.1 32.8 32.9 131.4 Depreciation and amortization expense 47.8 45.9 46.3 47.8 187.8 Accretion expense 0.1 0.1 0.1 0.1 0.3 Interest expense 107.0 108.6 108.4 109.5 433.5 Loss on early extinguishment of debt - - 0.5 0.2 0.7 Loss on asset impairment 10.0 - - - 10.0 Other loss (gain) (0.0) - - (0.7) (0.7) Transaction costs and other non-recurring charges 1.1 2.6 2.2 1.3 7.2 Non-recurring costs included in operation expenses 0.5 2.8 3.1 0.6 7.0 Equity in net (income) loss of unconsolidated aff iliates 0.3 (0.5) (0.3) (0.4) (0.8) Normalized Adjusted EBITDAR $137.4 $147.6 $149.8 $160.0 $594.8 Adjustment from EBITDAR to EBITDA Cash basis rent (109.1) (109.2) (110.3) (113.2) (441.7) Normalized Adjusted EBITDA $28.3 $38.5 $39.4 $46.8 $153.0 Statement of Operations (LTM June 30, 2014) ___________________________ Source: Genesis management. ($ in millions) 26

Genesis GAAP to Non-GAAP Accounting (cont’d) Non-GAAP Adjustments GAAP Balances Eliminate VIE's GAAP Excluding VIE's Lease Accounting Non-GAAP Balances Jun 30, 2014 Jun 30, 2014 Assets: Current assets: Cash and equivalents $51.6 ($13.2) $38.4 $38.4 Restricted cash and investments 56.3 - 56.3 56.3 Accounts receivable, net 659.6 (10.6) 649.0 649.0 Prepaid expenses and other current assets 80.8 2.8 83.6 83.6 Deferred income taxes 46.6 - 46.6 46.6 Total Current Assets $895.0 ($21.1) $873.9 $0.0 $873.9 Property and equipment, net 3,560.3 (53.6) 3,506.7 (3,149.0) 357.7 Restricted cash and investments 77.0 - 77.0 77.0 Other long-term assets 142.7 21.5 164.2 164.2 Deferred income taxes 138.4 - 138.4 138.4 Identif iable intangible assets, net 185.3 - 185.3 185.3 Goodw ill 169.7 (1.4) 168.3 168.3 Total Assets $5,168.3 ($54.5) $5,113.8 ($3,149.0) $1,964.7 Liabilities and Members' Interest: Current liabilities: Current installments of long-term debt 15.6 (4.2)$ 11.4 11.4$ Capital lease obligations 3.3 - 3.3 (3.3) - Financing obligations 1.2 - 1.2 (1.2) - Accounts payable 177.4 (1.6) 175.7 175.7 Accrued expenses 117.2 (1.9) 115.3 115.3 Accrued compensation 185.0 (0.2) 184.7 184.7 Accrued interest 1.1 (0.1) 1.0 1.0 Self-insurance liability reserves 118.8 (0.0) 118.8 118.8 Total Current Liabilities $619.4 ($8.0) $611.4 ($4.5) $606.9 Long-term debt - non-recourse 49.1 (35.6) 13.5 13.5 Long-term debt - recourse 11.6 0.0 11.6 11.6 Senior term loan, net of OID 210.4 - 210.4 210.4 Revolving credit facility 220.0 - 220.0 220.0 Capital lease obligations 995.3 - 995.3 (995.3) - Financing obligation 2,872.2 - 2,872.2 (2,872.2) - Deferred income taxes 30.2 - 30.2 30.2 Self-insurance reserves 313.3 (0.0) 313.3 313.3 Other long-term liabilities 118.3 (2.0) 116.3 116.3 Total members' interest (271.4) (8.8) (280.3) 723.0 442.7 -€ Total Liabilities and Members' Interest $5,168.3 ($54.5) $5,113.8 ($3,149.0) $1,964.7 ___________________________ Source: Genesis management. Balance Sheet (June 30, 2014) ($ in millions) 27

Genesis GAAP to Non-GAAP Accounting (cont’d) ___________________________ Source: Genesis management. 3 Months Ended (Non-GAAP) 12 Mo. Ended Mar 31, 2013 June 30, 2013 Sept 30, 2013 Dec 31, 2013 Non-GAAP Dec 31, 2013 VIEs Consolidated For GAAP Reporting GAAP Dec 31, 2013 Net revenues $1,159.5 $1,159.9 $1,161.0 $1,174.8 $4,655.2 $55.2 $4,710.3 Expenses Salaries, w ages and benefits 743.9 725.8 754.3 744.5 2,968.5 30.2 2,998.7 Other operating expenses 260.3 262.7 254.5 266.8 1,044.2 16.5 1,060.7 Provision for losses on accounts receivable 16.2 15.6 16.1 21.1 69.0 1.0 69.9 Lease expense 32.6 32.7 32.7 33.1 131.1 0.1 131.2 Depreciation and amortization expense 46.0 44.3 47.8 45.9 184.1 4.4 188.5 Accretion expense 0.1 0.1 0.1 0.1 0.3 - 0.3 Interest expense 105.1 105.0 107.0 108.6 425.6 1.4 427.0 Loss on early extinguishment of debt - - - - - 0.1 0.1 Long-lived asset impairment - - 10.0 - 10.0 - 10.0 Investment income (0.7) (0.8) (0.8) (2.4) (4.7) 0.5 (4.2) Other loss (gain) - 0.5 (0.0) - 0.5 (0.0) 0.5 Transaction costs and other non-recurring charges 0.3 1.8 1.1 2.6 5.9 0.0 5.9 Equity in net (income) loss of unconsolidated aff iliates (0.4) (0.4) 0.3 (0.5) (1.0) 1.7 0.7 Total Expenses $1,203.4 $1,187.1 $1,223.1 $1,219.7 $4,833.3 $55.8 $4,889.1 Income (loss) before income tax expense (43.9) (27.1) (62.2) (44.9) (178.2) (0.6) (178.8) Income tax expense (benefit) 2.6 0.5 (11.9) (1.3) (10.1) - (10.1) Income (loss) from continuing operations (46.5) (27.7) (50.3) (43.6) (168.1) (0.6) (168.7) Income (loss) from discontinued operations, net of taxes (1.7) (2.3) (3.3) (1.0) (8.2) 0.0 (8.2) Net income (loss) (48.2) (30.0) (53.6) (44.6) (176.3) (0.6) (177.0) Less net income attributable to noncontrolling interests 0.2 (0.4) (0.2) (0.0) (0.5) (0.5) (1.0) Net Income (loss) attributable to FC-GEN Investment Operations, LLC ($48.0) ($30.4) ($53.8) ($44.6) ($176.8) ($1.2) ($178.0) Adjustment from income (loss) before tax expense to EBITDAR: Lease expense 32.6 32.7 32.7 33.1 131.1 Depreciation and amortization expense 46 44 48 46 184 Accretion expense 0.1 0.1 0.1 0.1 0.3 Interest expense 105.1 105.0 107.0 108.6 425.6 Loss on early extinguishment of debt - - - - - Long-lived asset impairment - - 10.0 - 10.0 Other loss (gain) - 0.5 (0.0) - 0.5 Transaction costs and other non-recurring charges 0.3 1.8 1.1 2.6 5.9 Non-recurring costs included in operation expenses 1.7 0.1 0.5 2.8 5.2 Equity in net (income) loss of unconsolidated aff iliates (0.4) (0.4) 0.3 (0.5) (1.0) Normalized Adjusted EBITDAR $141.5 $156.9 $137.4 $147.6 $583.4 Adjustment from EBITDAR to EBITDA Cash basis rent (107.1) (109.3) (109.1) (109.2) (434.6) Normalized Adjusted EBITDA $34.4 $47.5 $28.3 $38.5 $148.7 Statement of Operations (FYE 2013) ($ in millions) 28

Genesis GAAP to Non-GAAP Accounting (cont’d) ___________________________ Source: Genesis management. Balance Sheet (FYE 2013) Non-GAAP Adjustments GAAP Balances Eliminate VIE's GAAP Excluding VIE's Lease Accounting Non-GAAP Balances Dec 31, 2013 Dec 31, 2013 Assets: Current assets: Cash and equivalents $61.4 ($12.1) $49.3 $49.3 Restricted cash and investments 72.9 (0.0) 72.9 72.9 Accounts receivable, net 659.2 (10.8) 648.3 648.3 Prepaid expenses and other current assets 87.6 3.5 91.1 91.1 Deferred income taxes 45.9 (0.0) 45.9 45.9 Total Current Assets $927.0 ($19.5) $907.6 $0.0 $907.6 Property and equipment, net 3,551.0 (55.5) 3,495.5 (3,135.6) 359.9 Restricted cash and investments 50.1 0.0 50.1 50.1 Other long-term assets 119.5 21.2 140.7 140.7 Deferred income taxes 125.3 (0.0) 125.3 125.3 Identif iable intangible assets, net 194.5 (0.0) 194.5 194.5 Goodw ill 169.7 (1.4) 168.3 168.3 Total Assets $5,137.0 ($55.1) $5,081.9 ($3,135.6) $1,946.3 Liabilities and Members' Interest: Current liabilities: Current installments of long-term debt 16.3 (4.4)$ 11.9$ 11.9$ Capital lease obligations 2.9 (0.0) 2.9 (2.9) - Financing obligations 1.3 (0.0) 1.3 (1.3) - Accounts payable 188.2 (2.3) 185.8 185.8 Accrued expenses 154.8 (2.0) 152.8 152.8 Accrued compensation 185.1 (0.4) 184.7 184.7 Accrued interest 1.6 0.8 2.5 2.5 Self-insurance liability reserves 135.6 (0.0) 135.5 135.5 Total Current Liabilities $685.7 ($8.3) $677.3 ($4.1) $673.2 Long-term debt - non-recourse 49.8 (36.1) 13.8 13.8 Long-term debt - recourse 11.8 - 11.8 11.8 Senior term loan, net of OID 211.5 - 211.5 211.5 Revolving credit facility 200.0 - 200.0 200.0 Capital lease obligations 972.8 0.0 972.8 (972.8) - Financing obligation 2,785.1 0.0 2,785.1 (2,785.1) - Deferred income taxes 30.0 (0.0) 30.0 30.0 Self-insurance reserves 263.5 (0.0) 263.4 263.4 Other long-term liabilities 110.7 (1.5) 109.2 109.2 Total members' interest (183.9) (9.1) (193.0) 626.4 433.4 Total Liabilities and Members' Interest $5,137.0 ($55.1) $5,081.9 ($3,135.6) $1,946.3 ($ in millions) 29

Appendix

Skilled Adjusted EBITDA Reconciliation GAAP Net Income (Loss) to Adjusted EBITDA Reconciliation ($ in millions) Year Ended December 31, Six Months Ended June 30, 2013 (1) 2012 2014 2013 (1) Net (loss) income ($10.5) $21.6 ($1.5) $4.6 Interest expense, net of interest income 33.9 37.2 15.6 17.2 Provision (benefit) for income taxes (2.9) 12.9 (0.0) 1.4 Depreciation and amortization expense 23.8 23.6 12.1 11.8 EBITDA $44.3 $95.4 $26.3 $35.0 Rent cost of revenue 18.8 17.9 9.7 9.4 EBITDAR $63.1 $113.3 $36.0 $44.3 EBITDA 44.3 95.4 26.3 35.0 Change in fair value of contingent consideration (3.7) 0.8 (0.1) (2.2) Organization restructure costs 2.3 - 1.1 1.5 Exit costs related to divested facilities - - 0.3 - Losses at skilled nursing facility not at full operation - - 0.1 - Debt modification/retirement costs 2.8 4.1 0.8 1.1 Governmental investigation expense - - 6.0 - Impairment of long-lived assets 19.0 - 0.1 - Closure of California home health agency 0.4 - - - Professional fees related to non-routine matters 2.8 - 1.5 1.4 Loss from discontinued operations, net of tax 4.3 0.8 - 0.5 Adjusted EBITDA $72.3 $101.1 $36.1 $37.4 Rent cost of revenue 18.8 17.9 9.7 9.4 Adjusted EBITDAR $91.1 $119.1 $45.8 $46.7 ___________________________ 1. Amounts have been adjusted for discontinued operations. 30

Skilled Adjusted EBITDA Reconciliation (cont’d)  We believe that a report of EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting and provides a basis for the comparison of results of core business operations between our current, past and future periods. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business from period-to- period without the effect of expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our consolidated and segmented business but are required to reported in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). We also use EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to benchmark the performance of our consolidated and segmented business against expected results, analyzing year-over-year trends as described below and to compare our operating performance to that of our competitors.  Management uses EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to assess the performance of our core business operations, to prepare operating budgets and to measure our performance against those budgets on a consolidated and segment level. Segment management uses these metrics to measure performance on a business unit by business unit basis. We typically use Adjusted EBITDA and Adjusted EBITDAR for these purposes on a consolidated basis as the adjustments to EBITDA and EBITDAR are not generally allocable to any individual business unit and we typically use EBITDA and EBITDAR to compare the operating performance of each skilled nursing and assisted living facility, as well as to assess the performance of our operating segments. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are useful in this regard because they do not include such costs as interest expense (net of interest income), income taxes, depreciation and amortization expense, rent cost of revenue (in the case of EBITDAR and Adjusted EBITDAR) and special charges, which may vary from business unit to business unit and period-to-period depending upon various factors, including the method used to finance the business, the amount of debt that we have determined to incur, whether a facility is owned or leased, the date of acquisition of a facility or business, the original purchase price of a facility or business unit or the tax law of the state in which a business unit operates. These types of charges are dependent on factors unrelated to the underlying business unit performance. As a result, we believe that the use of adjusted net income per share, EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides a meaningful and consistent comparison of our underlying business units between periods by eliminating certain items required by U.S. GAAP which have little or no significance to their day-to-day operations.  The use of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR or other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, EBITDAR, Adjusted EBITDA or Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the U.S. GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.  EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by U.S. GAAP, nor should these measures be relied upon to the exclusion of U.S. GAAP financial measures. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. You are strongly encouraged to review our financial information in its entirety and not to rely on any single financial measure. 31

Blue-Chip Sponsor Backing  Founded in 2000, Formation Capital is a leading equity investor in the healthcare industry  By balancing the needs of capital investment and operational expertise, Formation has established itself as a leader in equity investment in senior housing and care  Over the past 11 years, Formation Capital has coordinated $1.6 billion of equity investments in over $6.5 billion of transactions  Formation has significant ownership in the skilled nursing industry with its portfolio companies operating over 600 skilled nursing and assisted living facilities, and over 800 total facilities in its portfolio  Representative investments include:  Founded in 1984, Onex Partners focuses on creating long-term value by building industry-leading businesses in partnership with outstanding management teams  As an active owner, Onex has built more than 75 businesses, completing approximately 450 acquisitions with a total value of approximately $50 billion  Onex’s long-term project returns have generated a gross multiple of capital invested of 3.0 times from its core private equity activities since inception, resulting in a 28% gross compound IRR on realized, substantially realized and publicly traded investments  Representative investments include: Formation Capital Onex Partners 32